EXHIBIT 99.2

                                  ASHLAND INC.
                        OPERATING AND NET INCOME SUMMARY*
                 (In millions except per share data - unaudited)


                                                           Operating Income                                       Income
                       ----------------------------------------------------------------------------------------    from
                                Performance                            Water     Refining & Unallocated         Continuing    Net
                         APAC    Materials  Distribution Valvoline Technologies  Marketing   and other   Total  Operations  Income
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
FISCAL 2001
Qtr ended 12/31/00     $    11  $        4  $         6  $      6  $         2  $      109  $       (2) $  136  $      54  $    59
Qtr ended 3/31/01          (41)          -           10        13            2          96          (1)     79         21       46
Qtr ended 6/30/01           33           5            8        16            4         302          (2)    366        195      197
Qtr ended 9/30/01           40          (4)          (7)       23            -         201          (2)    251        120      116
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year ended 9/30/01     $    42  $        5  $        17  $     58  $         7  $      707  $       (5) $  831  $     390  $   417
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========
FISCAL 2002
Qtr ended 12/31/01 (a) $    33  $        7  $         5  $      7  $         3  $       45  $       (4) $   96  $      37  $    27
Qtr ended 3/31/02 (b)      (16)          9           (7)       12            2           -          (3)     (3)       (23)     (21)
Qtr ended 6/30/02           39          11           (2)       20            3          66          (5)    132         61       65
Qtr ended 9/30/02           55           8          (12)       17            4          33          (9)     96         41       47
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year ended 9/30/02     $   111  $       34  $       (15) $     56  $        12  $      143  $      (20) $  321  $     115  $   117
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========
FISCAL 2003
Qtr ended 12/31/02     $    (4) $        4  $         3  $      7  $         1  $       24  $       (3) $   32  $      (1) $   (92)
Qtr ended 3/31/03          (59)          1            3        14            -          21          (4)    (24)       (37)     (39)
Qtr ended 6/30/03           15          (4)           9        20            2         100          (4)    138         71       70
Qtr ended 9/30/03          (10)         (2)          (3)       20            -         118          (4)    119         61      137
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year ended 9/30/03     $   (57) $       (1) $        12  $     61  $         3  $      263  $      (15) $  266  $      94  $    75
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========
FISCAL 2004
Qtr ended 12/31/03     $    28  $       13  $         9  $     15  $         4  $       26  $       (3) $   92  $      39  $    34
Qtr ended 3/31/04          (36)         10           15        20            3           2          (4)     10        (11)     (16)
Qtr ended 6/30/04           39           9           17        22            4         205          (4)    292        167      161
Qtr ended 9/30/04           64           9           14        20            3         151           7     268        203      200
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year ended 9/30/04     $    94  $       42  $        56  $     77  $        14  $      383  $       (4) $  662  $     398  $   378
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========
FISCAL 2005
Qtr ended 12/31/04     $     4  $       12  $        20  $     13  $         4  $      136  $       (9) $  180  $      94  $    94
Qtr ended 3/31/05          (51)         28           29        17            3          61          (1)     86         33       33
Qtr ended 6/30/05 (c)       41          33           31        19            2         290          (6)    410      1,767    1,767
Qtr ended 9/30/05           36          15           19        10            2           -         (12)     70        112      111
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year ended 9/30/05     $    30  $       88  $        99  $     59  $        11  $      486  $      (27) $  746  $   2,005  $ 2,004
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========
FISCAL 2006
Qtr ended 12/31/05     $    39  $       26  $        34  $      1  $         1  $        -  $       (6) $   95  $      67  $    66
Qtr ended 3/31/06          (11)         27           30         2           (1)          -           2      49         49       49
Qtr ended 6/30/06           68          41           30       (10)           9           -         (11)    127         93       93
Qtr ended 9/30/06
                       -------- ----------- ------------ --------- ------------ ----------- ----------- ------- ---------- --------
Year-to-date 6/30/06   $    95  $       94  $        95  $     (6) $         9  $        -  $      (16) $  271  $     208  $   207
                       ======== =========== ============ ========= ============ =========== =========== ======= ========== ========


*  Quarterly  amounts  do not  necessarily  add to  annual  amounts  due to rounding.
-----------
(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.



                                  ASHLAND INC.
                        OPERATING AND NET INCOME SUMMARY*
                 (In millions except per share data - unaudited)


                                                Diluted EPS
                                    ----------------------------------
                                       Continuing           Net
                                       Operations          Income
                                    ----------------  ----------------
                                    Quarter    YTD    Quarter    YTD
                                    -------  -------  -------  -------
FISCAL 2001
Quarter ended 12/31/00              $ 0.77   $ 0.77   $ 0.84   $ 0.84
Quarter ended 3/31/01                 0.30     1.07     0.66     1.49
Quarter ended 6/30/01                 2.76     3.83     2.79     4.28
Quarter ended 9/30/01                 1.71     5.54     1.64     5.93

Year ended 9/30/01                       -     5.54        -     5.93

FISCAL 2002
Quarter ended 12/31/01 (a)          $ 0.52   $ 0.52   $ 0.38   $ 0.38
Quarter ended 3/31/02 (b)            (0.33)    0.19    (0.31)    0.08
Quarter ended 6/30/02                 0.87     1.06     0.93     1.00
Quarter ended 9/30/02                 0.59     1.64     0.68     1.67

Year ended 9/30/02                       -     1.64        -     1.67

FISCAL 2003
Quarter ended 12/31/02              $(0.02)  $(0.02)  $(1.35)  $(1.35)
Quarter ended 3/31/03                (0.54)   (0.56)   (0.57)   (1.91)
Quarter ended 6/30/03                 1.03     0.48     1.01    (0.89)
Quarter ended 9/30/03                 0.89     1.37     1.99     1.10

Year ended 9/30/03                       -     1.37        -     1.10

FISCAL 2004
Quarter ended 12/31/03              $ 0.56   $ 0.56   $ 0.49   $ 0.49
Quarter ended 3/31/04                (0.16)    0.39    (0.23)    0.25
Quarter ended 6/30/04                 2.35     2.75     2.26     2.53
Quarter ended 9/30/04                 2.81     5.59     2.76     5.31

Year ended 9/30/04                       -     5.59        -     5.31

FISCAL 2005
Quarter ended 12/31/04              $ 1.28   $ 1.28   $ 1.28   $ 1.28
Quarter ended 3/31/05                 0.44     1.72     0.44     1.72
Quarter ended 6/30/05 (c)            23.65    25.48    23.65    25.48
Quarter ended 9/30/05                 1.49    26.86     1.48    26.85

Year ended 9/30/05                       -    26.86        -    26.85

FISCAL 2006
Quarter ended 12/31/05              $ 0.91   $ 0.91   $ 0.91   $ 0.91
Quarter ended 3/31/06                 0.67     1.59     0.67     1.57
Quarter ended 6/30/06                 1.29     2.87     1.29     2.86
Quarter ended 9/30/06

Year-to-date 6/30/06                     -     2.87        -     2.86


*  Quarterly  amounts  do not  necessarily  add to  annual  amounts  due to rounding.
-----------
(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.